SUPPLEMENT TO THE PROSPECTUS OF

TCW GALILEO FUNDS, INC.

Dated: February 28, 2003

Under the section titled “TCW Galileo European Growth Equities Fund” at page 20, Saker A. Nusseibeh is added as a portfolio manager.

August 15, 2003

GALIIP